10.4           Promissory Note between the Registrant and Exergetic Energy, Inc.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERRED UNLESS SO REGISTERED AND QUALIFIED UNDER ALL APPLICABLE SECURITIES LAWS, OR UNLESS THE HOLDER DEMONSTRATES TO THE ISSUER’S SATISFACTION THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

PROMISSORY NOTE

$185,250	January 16, 2010

1.           Obligation to Repay Principal Amount and Interest.  For value received, Exergetic Energy, Inc., a Michigan Corporation (the “Company”), hereby promises to pay to Specialized Services, Inc and Selling Shareholders (the “Payee”), on the Maturity Date referred to below, the maximum principal sum (the “Maximum Principal Amount”) of ONE HUNDRED EIGHTY FIVE THOUSAND TWO HUNDRED FIFTY DOLLARS ($185,250), together with interest from the date hereof on the unpaid principal amount (as defined below), from time to time outstanding, at a rate per annum of TWO percent above the Prime Rate as published in the Wall Street Journal, simple interest.

2.           Shareholder Debt Assumption.  The Company will assume 100% of the shareholder’s signature debt as delineated by the completion of the accountant review of SSI’s financials.

3.           Signature Debt Re-Payment Timing. The Company will retire the shareholder signature debt with the first round of funding in order to ensure that this obligation will be addressed as the first order of business.

4.           Escrow.   The Company will establish an escrow account for the payment of the monthly debt service of the shareholder’s signature debt until such time that the debt is retired.

5.           Prepayment.  The Company will have the right to prepay all or any portion of the unpaid Principal Amount and any accrued but unpaid interest thereon at any time or from time to time prior to the conversion hereof, without premium or penalty. Any prepayments hereunder shall be applied as designated by the Company, or, in the absence of such designation, to accrued interest first.

6.           Maturity.  At the Payee’s option, the entire unpaid portion of the Principal Amount of indebtedness represented by this Note will become due and payable immediately upon written notice given by the Payee to the Company following any of the following, with the date of receipt of notice of such event being referred to as the “Maturity Date”;(i) Exergetic Energy, Inc. becoming a OTCBB trading company.  In the event Exergetic Energy, Inc. fails to become listed on the OTCBB within the 12 month period ending January 16, 2011 all shares issued to Exergetic Energy shall revert back to SSI.

7.           Conversion.   At any time on or prior to the Maturity Date, all of the unpaid Principal Amount and any interest owed with respect thereto shall be paid to PAYEES in US dollars.

8.           Transferability.  This Note and the shares of Common Stock purchasable upon exercise of the provisions set forth in Section 4 have not been registered under the Securities Act of 1933, as amended (the “Act”), or under any state securities laws (the Act and such state laws being hereinafter sometimes referred to as the “Securities Laws”), and shall not be transferable except in compliance with such Securities Laws. Any purchaser of this Note or the shares of Common Stock purchasable upon the exercise of such conversion provisions of this Note will be deemed, by the acceptance of the transfer of such Note or shares, to represent that such purchaser (a) is acquiring such Note or shares for such purchaser’s own account, or for one or more fiduciary accounts as to which such purchaser has sole investment discretion, for investment, and not with a view to reselling, splitting, sharing or otherwise participating in a distribution thereof in violation of any Securities Laws, (b) understands that the effect of such representation is that such Note and shares must be held indefinitely unless subsequently registered under the applicable Securities Laws or an exemption from such registration is available at the time of any proposed sale or other transfer thereof, (c) understands that the Company is under no obligation to register such Note or shares for resale, and (d) is fully familiar with the circumstances under which such purchaser is required to hold such Note or shares and the limitations upon the transfer or other disposition thereof. The Payee, by acceptance hereof, agrees that each certificate for Common Stock initially issued upon the exercise of such conversion rights shall be imprinted with a legend in substantially the following form:

“The shares represented hereby have not been registered under the Securities Act of 1933, as amended (the “Act”), or under any state securities laws. Such securities may not be sold or transferred except pursuant to an effective registration statement under the Act and any applicable state securities laws or an opinion of counsel satisfactory to the Company that such registration is not required.”

9.           Payee Representations.  By accepting this Note, Payee will be deemed to have represented, warranted and agreed to and with the Company the following:

(a)          The Payee understands that the Company, in issuing this is and will be relying upon, among other things, the representations of Payee contained in this Note.

(b)         The Payee is acquiring this Note for its own account, for investment, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act.

(c)          Payee has made its own investment decision concerning this Note.  Payee has not received and has not and will not rely on, any representations, opinions or recommendations from the Company, or any of its representatives, concerning the investment by Payee in this Note.

(d)          Payee has received copies of, and reviewed, all documents and information which it requested relating to the Company.  Payee has had the opportunity to ask questions of, and receive answers from, the Company’s officers and other representatives, and Payee is satisfied with responses to all such questions.

10.         Waiver of Presentment, Etc.  The Company hereby waives presentment, notice, protest, and all other demands and notices.

11.         No Other Waivers.  The failure of the Payee to exercise any of its rights, remedies, powers, or privileges hereunder in any instance will not constitute a waiver thereof.

12.         Assignment.  Neither this Note nor any rights or obligations hereunder shall be assignable or transferable by the Company or the Payee without the written consent of the other.

13.         GOVERNING LAW.  THIS NOTE WILL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN (WITHOUT REFERENCE TO PRINCIPLES OF CHOICE OF LAW).

IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first above written.

By:	/s/Clarence B. McCollum
Clarence B. McCollum,
Chairman , Exergetic Energy, Inc.

Concur:	By:	/s/ David Joseph
David E. Joseph
Chairman, Specialized Services, Inc.

ADDENDUM TO PROMISSORY NOTE DATED JANUARY 16, 2010
BETWEEN EXERGETIC ENERGY, INC. AND SPECIALIZED SERVICES, INC.

THIS ADDDENDUM IS DATED AND EFFECTIVE DECEMBER 10, 2010 AND INCOROPORATES CHANGES TO:

ITEM 5.  PREPAYMENT

EXERGETIC ENERGY, INC. will make an additional prepayment of $21,000.00 to the SSI selling shareholders prior to January 31, 2011.  FAILURE TO MAKE PAYMENT BY JANUARY 31, 2011 WILL RESULT IN THE TERMINATION OF THE MERGER AGREEMENT AND ALL SHARES ISSUED WILL REVERT BACK TO SSI.

ITEM 6. MATURITY

6.           Maturity.  At the Payee’s option, the entire unpaid portion of the Principal Amount of indebtedness represented by this Note will become due and payable immediately upon written notice given by the Payee to the Company following any of the following, with the date of receipt of notice of such event being referred to as the “Maturity Date”;(i) Exergetic Energy, Inc. becoming a OTCBB trading company.  In the event Exergetic Energy, Inc. fails to become listed on the OTCBB, or the unpaid balance is paid in full, by the period ending MARCH 31, 2011 all shares issued to Exergetic Energy shall revert back to SSI.

By:	/s/Clarence B. McCollum
Clarence B. McCollum,
Chairman , Exergetic Energy, Inc.

Concur:	By:	/s/ David Joseph
David E. Joseph
Chairman, Specialized Services, Inc.